           STOCK PURCHASE AND MASTER STRATEGIC RELATIONSHIP AGREEMENT

         This Stock Purchase and Master Strategic Relationship Agreement (this "Agreement") is entered into as of June ___, 1999, by and between Commerce One, Inc., a California corporation (the "Company"), and Nippon Telephone and Telegraph Corporation, a Japanese corporation (the "Purchaser"). Capitalized terms used in this Agreement and not otherwise defined are defined in EXHIBIT A attached hereto.

         WHEREAS, the Purchaser wishes to purchase from the Company, and the Company wishes to issue and sell to the Purchaser, following the Company's reincorporation into Delaware (the "Delaware Reincorporation"), certain shares of the Common Stock;

         WHEREAS, such sale and purchase of Common Stock shall occur immediately following the closing of the Company's initial public offering (the "IPO").

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the parties hereto, intending to be legally bound, agree as follows:

         1.  AGREEMENT TO SELL AND PURCHASE SHARES; OTHER AGREEMENTS

                1.1 SALE AND PURCHASE OF SHARES.

                     (a) Subject to the terms and conditions hereof, at the Closing, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, shares of Common Stock equal in number to $7,000,000 divided by the Per Share Price. The "Per Share Price" shall be equal to the IPO Price multiplied by 94%.

                     (b) At the Closing, the Purchaser shall pay the purchase price (the "Purchase Price") for the shares of Common Stock purchased hereunder (the "Purchased Shares") by wire transfer of immediately available funds in U.S. dollars to an account specified in writing by the Company prior to the Closing.

                     (c) No fractional shares shall be issued upon the sale of any Common Stock to the Purchaser pursuant to this Agreement, and the number of shares of Common Stock to be issued to the Purchaser shall be rounded to the nearest whole share.

                     (d) All certificates representing the Purchased Shares shall bear the following legend:

                             (i)   "THE SHARES REPRESENTED BY THIS CERTIFICATE
HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT A PROPOSED TRANSFER OR SALE IS IN COMPLIANCE WITH THE ACT. COPIES OF THE AGREEMENT COVERING THE

PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT
NO COST BY WRITTEN REQUEST MADE BY THE HOLDERS OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

                             (ii)   Any legend required by the blue sky or
securities laws of any state or jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended.

                     (e) The certificates representing the Purchased Shares will be subject to a stop transfer order with the Company's transfer agent that restricts the transfer of the Purchased Shares except in compliance with this Agreement.

                1.2 REGISTRATION RIGHTS AGREEMENT.

         At the Closing, the parties shall enter into an Amendment to the Fourth Amended and Restated Registration Rights Agreement, substiantially in the form attached hereto as EXHIBIT B, to provide the Purchaser with certain registration rights relating to the Purchased Shares.

                1.3 BOARD OF DIRECTORS ARRANGEMENTS.

                     (a) BOARD OF DIRECTORS DESIGNEE

                             (i)   Concurrently with the Closing, the Company
shall take all corporate action necessary to increase the size of the Board of Directors of the Company (the "Company Board") by one director and shall take all corporate action necessary to appoint to the Company Board an individual designated by the Purchaser and reasonably acceptable to the Company (such person, the "Purchaser Board Designee"). The Company Board is classified and the Purchaser Board Designee shall be a member of the second class of directors. Subject to Section 1.3(a)(ii), the Purchaser Board Designee shall have an initial term on the Company Board ending at the second annual stockholder meeting following the Closing. At the second annual shareholder meeting, the Company shall nominate a Purchaser Board Designee for election to the Company Board by the shareholders and shall recommend to the shareholders that they vote for the Purchaser Board Designee.

                             (ii)  The Purchaser Board Designee shall be
entitled to serve as a member of the Company Board for term specified in the preceding paragraph (a)(i) so long as the Purchaser and its Affiliates collectively shall own beneficially at least eighty percent (80%) of the aggregate Purchased Shares, adjusted as appropriate for any subsequent stock split or reverse stock split or other similar action (the "Ownership Threshold"). Upon such time as the Purchaser and its Affiliates collectively shall cease to own beneficially Company Securities at least equal to the Ownership Threshold the Purchaser shall, upon the request of the Company, cause the Purchaser Board Designee to resign from the Company Board.

                     (b) ELIGIBLE INDIVIDUALS; CONFIDENTIALITY

                The Purchaser Board Designee shall not be an employee of the Company. Each such individual, as a condition to his or her appointment or nomination, or prior to attending any meeting of the Company Board or any committee thereof, shall execute the Company's standard form of confidentiality agreement.

                     (c) VACANCIES

                In the event that the Purchaser Board Designee ceases to serve as a member of the Company Board during such individual's term of office for any reason and at such time the Purchaser would have the right to a designation hereunder if an election for the resulting vacancy were to be held, the director to fill such vacancy shall be designated by the Purchaser, subject to the requirements provided herein for any such designee.


                     1.4 CLOSING.

         The closing of the purchase and sale of the Purchased Shares (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, at 11:00 a.m. (California time) on the date of and immediately following the closing of the IPO, or on such other date or at such other place or time as the Company and the Purchaser may mutually agree (such date, the "Closing Date").

         2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as specifically set forth in the disclosure schedule attached hereto as EXHIBIT C (the "Disclosure Schedule"), the Company hereby represents and warrants to the Purchaser as follows:

                2.1 ORGANIZATION, GOOD STANDING, AND QUALIFICATION.

         Each of the Company and VEO Systems, Inc., a wholly-owned subsidiary of the Company ("VEO"), is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of the Company and VEO is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the nature of its business or the location of its properties requires such qualification and in which the failure to so qualify would have a material adverse effect on its business.

                2.2 CAPITALIZATION.

         As of the date of this Agreement, the authorized capital of the Company consists of the following:

                     (a) 29,000,000 shares of Preferred Stock, no par value ("Preferred Stock") of which 673,680 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, 3,595,976 have been designated Series B Preferred Stock, of which 3,568,293 are issued and outstanding, 6,450,000 shares have been designated Series C Preferred Stock, of which 5,120,608 are issued and outstanding, 10,700,000 shares have been designated Series D Preferred Stock, 8,866,757 of which are issued and outstanding, 800,169 shares have been designated Series D'

Preferred Stock, 681,143 of which are issued and outstanding, and 5,518,764 shares have been designated Series E Preferred Stock, of which 5,517,638 shares are issued and outstanding. The rights, privileges and preferences of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series D' Preferred Stock and the Series E Preferred Stock are as stated in the Company's Amended and Restated Articles of Incorporation. In connection with the Company's IPO, all of the outstanding shares of Preferred Stock will convert into an equal number of shares of Common Stock.

                     (b) 60,000,000 shares of common stock, no par value, 11,134,020 shares of which are issued and outstanding. In connection with the Company's IPO, the Company will issue additional shares of Common Stock.

                     (c) Warrants. Warrants to purchase 27,562 shares of Series B Preferred Stock (the "Series B Warrants"), warrants to purchase 1,293,580 shares of Series C Preferred Stock (the "Series C Warrants"), and warrants to purchase 86,818 shares of Series D Preferred Stock (the "Series D Warrants") are issued and outstanding.

                     (d) The Company has authorized 12,956,090 shares of common stock for issuance to directors, employees or consultants under the Company's stock option and stock benefit plans of which 6,773,886 shares of common stock are subject to outstanding stock options as of the date hereof (the "Outstanding Options"). Except for the Warrants described above, the Outstanding Options, and as contemplated in connection with the Company's
IPO, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

                     (e) All issued and outstanding shares of the Company's common stock have been duly authorized and validly issued, are fully paid and nonassessable, and were offered, issued and sold in compliance with all applicable state and federal laws concerning the offer, sale and issuance of securities.

                     (f) Neither the offer nor the issuance or sale of the Purchased Shares constitutes or will constitute an event, under any capital stock or convertible security or any anti-dilution or similar provision of any agreement or instrument to which the Company is a party or by which it is bound or affected, which shall either increase the number of shares or units of capital stock issuable upon conversion of any securities or upon exercise of any warrant or right to subscribe to or purchase any stock or similar security, or decrease the consideration per share or unit of capital stock to be received by the Company upon such conversion or exercise.

                2.3 SUBSIDIARIES.

         Other than VEO, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity which is material to the Company's business.

                2.4 AUTHORIZATION.

         All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the other Transactional Agreements, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Purchased Shares has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

                2.5 VALID ISSUANCE OF SECURITIES.

         The Purchased Shares being issued hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.7 below, the Purchased Shares will be issued in compliance with all applicable federal and state securities laws. The Purchased Shares shall be free of any liens or encumbrances, other than any liens or encumbrances created by the Purchasers; PROVIDED, HOWEVER, that the Purchased Shares may be subject to restrictions on transfer under state and/or federal securities laws or pursuant to the Fourth Amended and Restated Registration Rights Agreement, as amended. The Purchased Shares are not and will not be subject to any preemptive rights, rights of first refusal, rights of first offer or other similar rights that have not been properly waived or complied with.

                2.6 FIRPTA.

         The Company is not a "United States Real Property Holding Corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

                2.7 GOVERNMENTAL CONSENTS.

         No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the consummation of the transactions contemplated, hereby or thereby, except as required in connection with the Delaware Reincorporation and for the filing of notices required by applicable Blue Sky laws, the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), as promulgated by the Securities and Exchange Commission, and the filing of any notices required by applicable foreign securities laws.

                2.8 LITIGATION.

         There is no action, suit, arbitration, proceeding or investigation pending or currently threatened against the Company or its properties before any court, arbitrator or governmental agency, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, arbitration proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court of government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                2.9 INTELLECTUAL PROPERTY.

         As of the Closing, the Company has legally enforceable rights to use all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, know-how and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement on the rights of others, except as may otherwise be described in Section 2.9 of the Disclosure Schedule. Except pursuant to Contracts (as defined in Section 2.11 below) listed in the Disclosure Schedule, copies of which have previously been delivered to the Purchasers, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights, know-how and processes of any other person or entity. Except as described in Section 2.9 of the Disclosure Schedule, to the best of the Company's knowledge the Company has not violated or, by conducting its business as proposed, would not violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Each current or former employee, officer, director and consultant of the Company has executed an agreement with the Company regarding confidentiality and proprietary information, a copy of the form of which has previously been provided to the Purchasers, and no exceptions have been taken by any such current or former employee, officer or consultant. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or proposed to be conducted. Neither the execution nor delivery of this Agreement or the other Transaction Agreements, nor the carrying on of the Company's business as conducted or as currently proposed to be conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees made prior to their employment with the Company. Since its organization, the Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of its trade secrets, including know-how, negative processes, inventions, designs, computer programs, technical data and all information that derives independent economic value, actual or potential, from not being generally known or known by competitors.

                2.10 COMPLIANCE WITH OTHER INSTRUMENTS.

         The Company is not in violation or default of any provisions of its charter documents or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, of any provision of federal, state or foreign statute, rule, regulation, order or restriction applicable to the Company, including but not limited to the Foreign Corrupt Practices Act. The execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties. No consent, approval, qualification, order or authorization of, or filing with, any governmental authority, or any consent or approval of any third party person or entity is required in connection with the Company's valid execution, delivery or performance of this Agreement or the offer, sale or issuance of the Purchased Shares, or the consummation of any other transaction contemplated on the part of the Company hereby, except as required in connection with the Delaware Reincorporation and for the filing of any notice required by applicable Blue Sky laws, the filing of a notice on Form D, the filing of any notice required by applicable foreign securities laws. Except as disclosed in the Disclosure Schedule, the Company has avoided every condition and has not performed any act which would result in the Company's loss of any right granted under any license, distribution or other agreement.

                2.11 MATERIAL CONTRACTS AND COMMITMENTS.

         Except as listed in Section 2.11 of the Disclosure Schedule and except for agreements explicitly contemplated hereby (the "Contracts"), there are no agreements, instruments, leases, licenses, commitments (written or oral) or contracts to which the Company is a party or by which it is bound, which (i) involve obligations of or payments to the Company, absolute or contingent, in excess of $20,000 individually, (ii) involve provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iii) involve indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase and sale agreements entered into in the ordinary course of business and ordinary course licensing agreements entered into with customers of the Company). All of the Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in material default under any of such Contracts, nor has the Company received notice that any third party does not intend to renew any material contract it currently has with the Company, or that any third party intends to terminate any material contract currently in place with the Company. To the best knowledge of the Company, no other party to any of the Contracts is in material default thereunder. Except for the merger of the Company and VEO, the Company has not engaged in the past six (6) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or
(iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

                2.12 REGISTRATION RIGHTS.

         As of the Closing, except pursuant to the Fourth Amended and Restated Registration Rights Agreement, as amended, the Company shall not be under any contractual obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued. As of the Closing, except as set forth in this Agreement or the Fourth Amended and Restated Registration Rights Agreement, there are no agreements, written or oral, between the Company and any of its shareholders or among any shareholders, relating to the acquisition, disposition or voting of the capital stock of the Company.

                2.13 TITLE TO PROPERTY AND ASSETS.

         The Company has good and marketable title to its property and assets, free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. Other than ordinary wear and tear, all tangible assets owned or leased by the Company are in good operating condition and repair, are reasonably fit and usable for the purposes for which they are being used, and are adequate and sufficient for the Company's business.

                2.14 FINANCIAL STATEMENTS.

         The Purchasers have received the Company's audited consolidated balance sheet, statements of income, cash flow and shareholders' equity for the fiscal year ended December 31, 1998, together with the related opinion of Ernst & Young, LLP, independent public accountants (the "Financial Statements"), which are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other, subject to normal end-of-period adjustments. The Financial Statements fairly present the consolidated financial condition, operating results and cash flows of the Company as of the respective dates and for the respective periods indicated.

         The Purchasers have received an unaudited consolidated balance sheet, statements of income, cash flow and shareholders' equity for the three-month period ended March 31, 1999 (the "Unaudited Financial Statements"). The Unaudited Financial Statements were prepared in good faith by the Company, are complete and correct in all material respects and have been prepared from the books and records of the Company, in accordance with generally accepted accounting principles consistently applied by the Company, and present the consolidated financial condition, operating results and cash flows of the Company as of the date and for the period indicated.

         Except as disclosed in the Financial Statements and Unaudited Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                2.15 CHANGES.

         Except as otherwise disclosed in the Financial Statements and Unaudited Financial Statements, since March 31, 1999, there has not been:

                     (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements and Unaudited Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                     (b) any incurrence of any indebtedness for money borrowed;

                     (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company
(as such business is presently conducted and as it is proposed to be conducted);

                     (d) any waiver by the Company of a valuable right or of a material debt owed to it;

                     (e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                     (f) except as described in Section 2.11 of the Disclosure Schedule, any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                     (g) any material change in any compensation arrangement or agreement with any employee, contractor or director;

                     (h) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets, except licenses entered into in the ordinary course of business and consistent with past practices;

                     (i) any resignation or termination of employment of any key officer of the Company, and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                     (j) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                     (k) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company with respect to any of its material properties or assets, except liens for taxes not yet payable;

                     (l) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                     (m) any declaration, setting aside or payment of dividends or other distribution with respect to any of the Company's capital stock or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

                     (n) to the best of the Company's knowledge, any other event or condition of any character that could reasonably be expected to materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted);

                     (o) any agreement or commitment by the Company to perform any of the acts described in this Section 2.15; or

                     (p) any issuance or sale of any shares of the capital stock or other securities of the Company, grant of any options with respect thereto, or any modification of any of the capital stock of the Company.

                2.16 OUTSTANDING INDEBTEDNESS; MATERIAL LIABILITIES.

         Except pursuant to the Contracts or as disclosed in the Financial Statements and Unaudited Financial Statements, the Company has no material liabilities or obligations exceeding $500,000 in the aggregate, absolute or contingent (individually or in the aggregate), except (i) liabilities and obligations under a lease for its principal offices and leases for equipment which do not exceed $5,000,000 in the aggregate, (ii) liabilities and obligations under sales, procurement and other contracts and arrangements entered into in the normal course of business, which do not exceed $20,000 individually, or $40,000 in the aggregate, (iii) liabilities incurred in the ordinary course of business subsequent to March 31, 1999, and (iv) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements and Unaudited Financial Statements, which, in all cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                2.17 TAX RETURNS AND PAYMENTS.

         The Company has accurately prepared all United States income tax returns and all state and municipal tax returns required to be filed by it, has paid all taxes, assessments, fees and charges when and as due under such returns, and has made adequate provision for the payment of all other taxes, assessments, fees and charges shown on such returns or on assessments received by the Company. The Company has not requested any extension of time within which to file any federal, state or local tax return, which tax return has not since been filed. The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date hereof, and no deficiency assessment or proposed adjustment of the Company's United States income tax or state or municipal taxes is pending or, to the best knowledge of the Company, threatened. The provision for taxes for the Company as shown in the Financial Statements and Unaudited Financial Statements is adequate for taxes due or accrued as of the date thereof. Since the date of the Financial Statements and Unaudited Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom and has paid the same to the proper tax receiving officers or authorized depositaries.

                2.18 EMPLOYEES AND EMPLOYEE BENEFIT PLANS.

                     (a) The employment of each officer and employee of the Company is terminable at will. The Company does not have any collective bargaining agreements covering any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened, with respect to the Company.

                     (b) The Company is not aware of any key employee of the Company who has any plans to terminate his or her employment with the Company. Except as described in Section 2.18 of the Disclosure Schedule, the Company does not have any deferred compensation, pension, profit sharing, bonus, insurance, severance or other similar employee benefit plan or obligation covering any of its employees or any plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). To the Company's knowledge, the Company has complied with all applicable state and federal equal employment opportunity and other laws relating to employment. The Company has not made any loans or advances to any person other than ordinary expenses for travel expenses. There is no strike or other labor dispute involving the Company pending, or to the best of the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company has no written employment agreement or contract with any employee of the Company.

                     (c) Except as set forth in Section 2.18 of the Disclosure Schedule, the Company does not maintain or make contributions to any employee benefit plans ("Plans"), as defined in Section 3(3) of ERISA. The Company has no material liability with respect to any such Plans (including, without limitation, any unfunded liability or any accumulated funding deficiency) or any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or under Title IV of ERISA, with respect to a multi-employer pension benefit plan, nor would the Company have any such liability if any such plan were terminated or if the Company withdrew, in whole or in part, from any multi-employer plan. To the Company's best knowledge, the Company's ERISA Plans are in compliance in all material respects with ERISA, the Internal Revenue Code and other applicable legal requirements. The Company has filed all reports required to be filed by it prior to the filing deadlines (including extensions) with the Internal Revenue Service or the PBGC under ERISA and the Internal Revenue Code.

                2.19 CERTAIN TRANSACTIONS.

         Except as set forth in Section 2.19 of the Disclosure Schedule, the Company is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their spouses or children, in any amount whatsoever; and none of said officers, directors or, to the best of the Company's knowledge, shareholders, or any member of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship (except as a holder of securities of a corporation whose securities are publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent of owning not more than two percent (2%) of the issued and outstanding securities of such corporation). Except as set forth in
Section 2.19 of the Disclosure Schedule, no such officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                2.20 INSURANCE.

         The Company has in full force and effect the several insurance policies listed in 2.20 of the Disclosure Schedule with such coverage and insurance against such hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

                2.21 PERMITS.

         The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could reasonably be expected to have a material adverse effect on the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

                2.22 ENVIRONMENTAL AND SAFETY LAWS.

         The Company is not in violation of any applicable federal, state or local statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                2.23 DISCLOSURE.

         No representation or warranty of the Company contained in this Agreement, or in any other Transactional Agreement, or any certificate furnished or to be furnished to the Purchaser at the Closing, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

                3.1 ORGANIZATION AND GOOD STANDING.

         The Purchaser is a corporation duly organized and validly existing under the laws of Japan.

                3.2 AUTHORITY; BINDING NATURE OF AGREEMENTS.

         The Purchaser has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement and all other Transactional Agreements to which it is a party. The execution, delivery and performance by the Purchaser of this Agreement and the Transactional Agreements, and the consummation or performance of the Transactions, have been duly authorized by all necessary corporate action on the part of the Purchaser. Each of this Agreement and such other Transactional Agreements constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                3.3 NON-CONTRAVENTION; CONSENTS.

                     (a) Neither the execution and delivery by the Purchaser, nor the consummation or performance by the Purchaser of any of the Transactions to be consummated or performed by it, will directly or indirectly (with or without notice or lapse of time): (i) violate any provision of the Purchaser's certificate or articles of incorporation or bylaws or other charter documents;
(ii) constitute or result in a breach or default by the Purchaser, or give rise to a right of termination on the part of any other party, or result in the creation or imposition of any lien, claim or encumbrance on any Purchaser assets, under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound; or (iii) constitute a violation by the Purchaser of any Requirement of Law, except that the approval of the Japanese Ministry of Post and Telecommunications is required to consummate the Transactions.

                     (b) Except for compliance with the terms of Sections 13 and 16 of the Exchange Act (if required) and except for the approval of the Japanese Ministry of Post and Telecommunications, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Purchaser is required in connection with the consummation of the Transactions.

                3.4 LITIGATION.

         As of the date hereof, there are no suits, proceedings or investigations pending or, to the knowledge of the Purchaser, threatened against the Purchaser, which in any such case would materially adversely affect the Purchaser's ability to perform its obligations under this Agreement or any of the other Transactional Agreements.

          3.5  BROKERS.

     The Purchaser has not granted or become obligated to pay, or taken any action that likely would result in any Person claiming to be entitled to receive from the Company, any brokerage commission, finder's fee or similar commission or fee in connection with any of the Transactions.

          3.6  INVESTMENT REPRESENTATIONS.

               (a) The Purchaser understands that none of the Purchased Shares has been registered under the Securities Act. The Purchaser also understands that the Purchased Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement, and that the Company is relying upon the truth and accuracy of the Purchaser's representations, warranties, acknowledgements and understandings with respect to a material fact set forth herein.

               (b) The Purchaser is acquiring the Purchased Shares for the Purchaser's own account for investment only, and not with the current intention of making a public distribution thereof.

               (c) The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser, by reason of its business or financial experience, has the capacity to protect its own interests in connection with the Transactions. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

               (d) The Purchaser acknowledges that the Purchased Shares must be held indefinitely and that the Purchaser must bear the economic risk of this investment indefinitely unless the Purchased Shares are subsequently registered under the Securities Act or an exemption from such registration is available. Without limiting the obligations of the Company under the Fourth Amended and Restated Rights Agreement, as amended, the Purchaser understands that the Company has no present intention of registering the Purchased Shares. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Purchased Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

               (e) The Purchaser has been advised or is aware of the provisions of Rule 144 under the Securities Act ("Rule 144"), which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain current public information about the Company, (ii) the resale occurring not less than one year after a party has purchased and paid for the security to be sold, (iii) the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and (iv) the number of shares being sold during any three-month period not exceeding specified limitations.

               (f) The Purchaser initiated discussions with the Company relating to the purchase and sale contemplated by this Agreement on an unsolicited basis prior to the date of this Agreement. The Purchaser did not receive any information regarding such purchase and sale through any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          3.7  COMPANY DISCLOSURE DOCUMENTS.

               (a) The Purchaser has received and reviewed a copy of the Company's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on April 26, 1999 (the "Registration Statement"), including, without limitation, the language therein under the caption "Risk Factors."

               (b) The Purchaser has been furnished with materials relating to the Company and its proposed activities, including, without limitation, the Registration Statement. Without limiting the Company's obligations with respect to any representations or warranties made by the Company in this Agreement, the Purchaser has been afforded the opportunity to obtain any additional information deemed necessary by the Purchaser to verify the accuracy of any representations made or information conveyed to the Purchaser. The Purchaser confirms that all documents, records and books pertaining to its investment in Common Stock and requested by the Purchaser have been made available or delivered to the Purchaser. The Purchaser has had an opportunity to ask questions of and receive answers from the Company, or from a person or persons acting on the Company's behalf, concerning the terms and conditions of this investment.

          3.8  FOREIGN OFFERING REPRESENTATIONS.

               (a) No offer or solicitation of an offer was made by the Company, any of its affiliates or any other person acting for or on behalf of the Company, to the Purchaser to enter into this Agreement, or to consummate the transactions contemplated hereby (including, without limitation, the issuance of the Purchased Shares), while the Purchaser was inside the United States and, at the time of the execution and delivery by the Purchaser of this Agreement, the Purchaser was outside the United States.

               (b) In making the decision to invest in the shares of the Company's Common Stock to be issued hereto, the Purchaser has not relied upon any materials received in connection with any "directed selling efforts" of the Company, any of its affiliates or any person acting for or on behalf of the Company, as such term is defined in Rule 902(b) under Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), including, without limitation, any printed materials distributed in a publication with a general circulation within the United States, or advertisements with radio or television stations broadcasting within the United States, in each case which discuss the terms of this Agreement or the transactions contemplated hereby (including, without limitation, the issuance of the Purchased Shares pursuant hereto).

               (c) In making the decision to invest in the shares of the Company's Common Stock to be issued pursuant hereto, the Purchaser has not relied upon any "Distributors", as such term is defined in Rule 902(c) of Regulation S, including, without limitation, any underwriter or dealer.

               (d) The Purchaser understands and acknowledges that the Purchased Shares to be issued pursuant hereto are being issued in reliance upon the exemption from the registration requirements of the Securities Act afforded by Regulation S, that such shares will not be registered under the Securities Act or any state securities or "blue sky" law, and that such shares may not be offered or sold in the United States or to any "U.S. Person", as such term is defined in Rule 902(o) of Regulation S ( a "U.S. Person"), or otherwise disposed of, except in accordance with the provisions of Rules 903 and 904 of Regulation S, pursuant to registration of such shares under the Securities Act, or pursuant to another available exemption from the registration requirements of the Securities Act.

               (e) Purchaser is not a U.S. Person, and the Purchaser is not acquiring the Purchased Shares for the account or benefit of any U.S. Person.

               (f) The Purchaser understands and acknowledges that it may not resell any of the Purchased Shares to be issued pursuant hereto unless any such resale is effected in accordance with the provisions of Rule 904 of Regulation S, pursuant to registration of such resale under the Securities Act, or pursuant to another available exemption from the registration requirements of the Securities Act.

     4.   CONDITIONS TO CLOSING

          4.1  CONDITIONS TO THE PURCHASER'S OBLIGATIONS.

     The Purchaser's obligations to purchase the Purchased Shares and to take the other actions required to be taken by it at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Purchaser, in whole or in part):

               (a) The representations and warranties of the Company contained in this Agreement shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent any such representations and warranties are stated to be made as of a specific date, in which case they shall be true as of such date, except in each case for any inaccuracies in such representations and warranties as would not have a material adverse effect on the Company. In addition, the Company shall have performed in all material respects all obligations required pursuant to the terms of this Agreement or any of the other Transactional Agreements to be performed or observed by it on or prior to the Closing.

               (b) The Company shall have delivered to the Purchaser a certificate, executed by an executive officer of the Company, dated the date of the Closing, setting forth the Company's representation that the conditions set forth in Section 4.1(a) above shall have been satisfied.

               (c) The Company shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the Transactions (except for such as may be properly obtained subsequent to the Closing).

               (d) There shall be no injunction, writ, preliminary restraining order or other order in effect of any nature issued by a court or governmental agency of competent jurisdiction directing that the Transactions not be consummated in the manner provided for in this Agreement and the other Transactional Agreements. No action or proceeding shall have been instituted and remain pending before a court or other governmental body of competent jurisdiction to restrain, prohibit or otherwise challenge any of the Transactions (or seeking material damages from the Purchaser or the Company as a result thereof), other than any such action or proceeding which would not have a material adverse effect on the Company or prevent the Company or the Purchaser from performing their respective obligations hereunder.

               (e) The Company shall have delivered to the Purchaser a legal opinion from counsel to the Company, in form and substance reasonably satisfactory to the Purchaser and its counsel and addressing the matters listed in EXHIBIT D hereto.

               (f) On or prior to the Closing Date, the Purchaser shall have received a certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the good standing of the Company.

               (g) The Company shall have executed and delivered to the Purchaser the Amendment to the Fourth Amended and Restated Registration Rights Agreement.

               (h) The Purchaser Board Designee shall have been appointed to a term on the Board of Directors of the Company as provided in Section 1.3.

               (i)  The IPO shall have been closed.

               (j) The approval of the Japanese Ministry of Post and Telecommunications shall have been received.

          4.2  CONDITIONS TO THE COMPANY'S OBLIGATIONS.

     The Company's obligations to sell the Purchased Shares and to take the other actions required to be taken by the Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

               (a) The representations and warranties of the Purchaser contained in this Agreement shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent any such representations and warranties are stated to be made as of a specific date, in which case they shall be true in all material respects as of such date, and the Purchaser shall have performed in all material respects all obligations required pursuant to the terms of this Agreement or any of the other Transactional Agreements to be performed or observed by either of them on or prior to the Closing.

               (b) The Purchaser shall have delivered to the Company a certificate, executed by an executive officer of the Purchaser, dated the date of the Closing, setting forth the Purchaser's representation that the conditions set forth in Section 4.2(a) above shall have been satisfied.

               (c) The Purchaser shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the Transactions (except for such as may be properly obtained subsequent to the Closing).

               (d) There shall be no injunction, writ, preliminary restraining order or other order in effect of any nature issued by a court or governmental agency of competent jurisdiction directing that the Transactions not be consummated in the manner provided for in this Agreement and the other Transactional Agreements. No action or proceeding shall have been instituted and remain pending before a court or other governmental body of competent jurisdiction to restrain, prohibit or otherwise challenge any of the Transactions (or seeking material damages from the Purchaser or the Company as a result thereof), other than any such action or proceeding which would not have a material adverse effect on the Company or prevent the Company or the Purchaser from performing their respective obligations hereunder or under any of the other Transactional Agreements.

               (e) On or prior to the Closing Date, if the Purchaser is organized in the United States, the Company shall have received a certificate of the Secretary of State (or equivalent agency) of the state of the Purchaser's organization, as to the good standing of such party.

               (f)  The IPO shall have been closed.

               (g) Concurrently with such sale, the Purchaser shall have paid to the Company the Purchase Price for the Purchased Shares.

     5.   COVENANTS OF THE PARTIES

          5.1  FILINGS AND CONSENTS.

     Concurrently with execution and delivery of this Agreement, the Purchaser will promptly furnish all information as may be required by the Japanese Ministry of Finance in order for the requisite approvals for the purchase and sale of the Purchased Shares, and the consummation of the Transactions, to be obtained. Each party hereto will cooperate with each other with respect to obtaining, as promptly as practicable, and in any event prior to the Closing, all necessary consents, approvals, authorizations and agreements of, and the giving of all notices and making of all other filings with, any third parties, including Governmental Authorities, necessary to authorize, approve or permit the closing of the Transactions.

          5.2  COVENANT TO SATISFY CONDITIONS.

     Each party agrees to use all reasonable efforts to insure that the conditions to the other party's obligations hereunder set forth in Section 4, insofar as such matters are within the control of such party, are satisfied as promptly as practicable, and in any event prior to the closing of the IPO, PROVIDED HOWEVER, that notwithstanding anything herein to the contrary, the Company shall have the sole and absolute discretion as to when, and whether, to consummate or close the IPO, and may choose to cease pursuit of the IPO or to postpone the IPO until after the termination of this Agreement, all without any liability or obligation whatsoever to the Purchaser.

          5.3  FURTHER ASSURANCES.

     Each party shall execute and deliver such additional instruments, documents or other writings as may be reasonably requested by any other party, before or after the Closing, in order to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     6.   MARKET STANDOFF AGREEMENT

          6.1  MARKET STANDOFF AGREEMENT

     Without the prior written consent of the Company, the Purchaser will not, during the period commencing on the Closing Date and ending one hundred eighty
(180) days after the date of the final prospectus relating to the IPO, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, the Purchaser may transfer any of the Purchased Shares to any successor entity without the prior written consent of the Company if such successor entity agrees in writing to the provisions binding the Purchaser in this Section 6.1.

     In furtherance of the foregoing, the Purchaser hereby agrees that the Company and its transfer agent and registrar are authorized to decline to make any transfer of any of the Purchased Shares if such transfer would constitute a violation or breach of this Section 6.1.

     The restrictions in this Section 6.1 shall be binding on the Purchaser and the respective successors, heirs, personal representatives and assigns of the Purchaser.

     7.   TERMINATION

          7.1  TERMINATION.

     This Agreement may be terminated at any time prior to the Closing:

               (a)  by the written agreement of the Purchaser and the Company;

               (b) by the Company or the Purchaser, if the Closing shall not have occurred by August 31, 1999; PROVIDED HOWEVER, that the failure to consummate the Closing by such date is not a result of the Company, in the case the Company is so electing to terminate this Agreement, or of the Purchaser, in the case the Purchaser is so electing to terminate this Agreement, failing to perform any of its obligations or breaching any of its representations and warranties hereunder; and

               (c) by the Company or the Purchaser in the event any court or governmental agency of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restricting, enjoining or otherwise prohibiting the Transactions and such order, decree, ruling or other action shall have become final and unappealable, and the parties hereto hereby agree to use all reasonable efforts to prevent any such order, decree, ruling or other action from becoming final and unappealable.

          7.2  EFFECT OF TERMINATION.

     Except for the obligations of Section 9 hereof and this Section 7.2, if this Agreement shall be terminated pursuant to the preceding Section 7.1, all obligations, representations and warranties of the parties hereto under this Agreement shall terminate and there shall be no liability hereunder of any party hereto to any other party hereto; PROVIDED HOWEVER, that nothing in this Section 7 shall relieve any party of liability for breach of any warranty, covenant or agreement herein or in any other Transactional Agreement.

     8.   SUCCESSORS AND ASSIGNS

          8.1  SUCCESSORS AND ASSIGNS; REINCORPORATION.

               (a) Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Except as otherwise expressly provided herein, neither party may assign any of its rights or obligations hereunder without the written consent of the other party hereto; PROVIDED, HOWEVER, that the Company shall have the right, with or without the consent of the Purchaser, to reincorporate into Delaware prior to the Closing and such Delaware successor corporation will succeed to all of the Company's rights and obligations under this Agreement.

               (b) In the event of a transfer of the rights and obligations of the Purchaser under this Agreement pursuant to a statutory reorganization of the Purchaser prescribed in the Supplementary Provisions to the Law Concerning Partial Amendment to the Nippon Telegraph and Telephone Corporation Law (Law No. 98 of 1997) (the "Amendment"), the Purchaser shall ensure that all the rights and obligations of the Purchaser under this Agreement and the ownership of the Purchased Shares are transferred to the said successor entity without any dilution or adverse effect on the enforceability of such obligations. Subject to the aforesaid, the Company: (i) agrees that such a reorganization by itself shall not constitute a default by the Purchaser or any successor entity of the Purchaser under this Agreement and shall not constitute grounds for termination of this Agreement by any of such parties; (ii) anything to the contrary herein or elsewhere notwithstanding, consents to the transfer of all the rights and obligations of the Purchaser under this Agreement to a successor entity as part of such reorganization; (iii) consents to the transfer of the Purchaser Shares to a successor entity as part of such reorganization; and (iv) anything to the contrary herein or elsewhere notwithstanding, agrees to absolutely and irrevocably release the Purchaser from its obligations under this Agreement and the other Transactional Agreements upon such reorganization, provided, in each case, that the successor entity shall be subject to the terms and conditions of this Agreement and the other Transactional Agreements, including, without limitation, the representations and warranties of the Purchaser herein and in the other Transactional Agreements, and shall deliver to the Company a written agreement to such effect, in form and substance reasonably satisfactory to the Company, and provided, further, in each case, that the successor entity is either one of the Regional Companies or the Long Distance Company currently contemplated in the Amendment.

     9.   MISCELLANEOUS

          9.1  PRESS RELEASES AND ANNOUNCEMENTS.

     All press releases and announcements concerning the Transactions shall be mutually agreed to by the Company and the Purchaser, except for any such disclosure required by law which, in the case of such disclosure by the Company, shall, to the extent practicable under the circumstances, be first discussed with the Purchaser and, in the case of such disclosure by the Purchaser, shall, to the extent practicable under the circumstances, be first discussed with the Company.

          9.2  INTERPRETATION.

               (a) The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

               (b) Each party hereto acknowledges that it has been represented by competent counsel and participated in the drafting of this Agreement and the other Transactional Agreements, and agrees that any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement and the other Transactional Agreements.

               (c) The original and controlling version of this Agreement and the other Transactional Agreements shall be the version using the English language. All translations of this Agreement or any of the other Transactional Agreements into other languages shall be for the convenience of the parties only, and shall not control the meaning or application of this Agreement or any of the other Transactional Agreements. All notices and other communications required or permitted by this Agreement or any other Transactional Agreement must be in English, and the interpretation and application of such notices and other communications shall be based solely upon the English language version thereof.

               (d) When a reference is made in this Agreement or any other Transactional Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, Exhibit to or Schedule to this Agreement or such other Transactional Agreement, unless otherwise indicated.

          9.3  FEES AND EXPENSES.

     Each party hereto shall be solely responsible for the payment of the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transactional Agreements, except to the extent expressly set forth in this Agreement and the other Transactional Agreements. Without limiting the generality of the foregoing, the Purchaser shall pay all stamp and other taxes, if any, which may be payable in respect of the issuance, sale and delivery to the Purchaser or any Assignee of Common Stock pursuant to the terms of this Agreement, and shall save the Company harmless against any loss or liability resulting from nonpayment or delay in the payment of any such tax.

          9.4  GOVERNING LAW; JURISDICTION AND VENUE.

               (a) Prior to Closing, this Agreement and the other Transactional Agreements are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. On and after Closing, this Agreement and the other Transactional Agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

               (b) Any legal action or other legal proceeding relating to this Agreement or the other Transactional Agreements or the enforcement of any provision of this Agreement or the other Transactional Agreements may be brought or otherwise commenced in any state or federal court located in the County of Contra Costa, California. Each party to this Agreement and the other Transactional Agreements:

                       (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of Contra Costa, California (and each appellate court located in the State of California) in connection with any such legal proceeding, including to enforce any settlement, order or award;

                       (ii) agrees that each state and federal court located in the County of Contra Costa, California shall be deemed to be a convenient forum; and

                       (iii) waives and agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of Contra Costa, California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the other Transactional Agreements or the subject matter hereof or thereof may not be enforced in or by such court.

               (c) Each party hereto agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this Section by the state and federal courts located in the County of Contra Costa, California and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of California or any other jurisdiction.

               (d) The Purchaser has irrevocably designated NTT America, Inc., a New York corporation, as agent for service of process hereunder and the above named is authorized and directed to accept service of process on behalf of the Purchaser in any suit regarding the Transactions or otherwise related to this Agreement or the other Transactional Agreements.

          9.5  SPECIFIC ENFORCEMENT.

     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transactional Agreements were not performed in accordance with their specific intent or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transactional Agreements and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled by law or equity.

          9.6  SURVIVAL.

     The representations and warranties of the parties hereunder shall terminate upon the Closing and thereafter shall terminate and be of no force or effect.

          9.7  NO THIRD PARTY BENEFICIARIES.

     This Agreement and the other Transactional Agreements are intended for the benefit of the parties hereto and their respective permitted successors and assigns and are not for the benefit of, nor may any provision hereof or thereof be enforced by, any other Person.

          9.8  ENTIRE AGREEMENT.

     This Agreement, the other Transactional Agreements and the other documents delivered expressly hereby, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          9.9  SEVERABILITY.

     The provisions of this Agreement and the other Transactional Agreements shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement and the other Transactional Agreements shall not affect any other provision or provisions of this Agreement and the other Transactional Agreements, and each term and provision of this

Agreement and the other Transactional Agreements shall be construed to be valid and enforceable to the full extent permitted by law.

          9.10 AMENDMENT AND WAIVER.

               (a) This Agreement and the other Transactional Agreements may be amended or modified only upon the mutual written consent of the Company and the Purchaser.

               (b) No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement or the other Transactional Agreements shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement or the other Transactional Agreements shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Transactional Agreements are cumulative and are not exclusive of any rights or remedies provided by law.

          9.11 RELATIONSHIP OF THE PARTIES.

     For all purposes of this Agreement and the other Transactional Agreements, each of the parties hereto and their respective Affiliates shall be deemed to be independent entities and, anything in this Agreement or the other Transactional Agreements to the contrary notwithstanding, nothing herein shall be deemed to constitute the parties hereto or any of their respective Affiliates as partners, joint venturers, co-owners, an association or any entity separate and apart from each party itself, nor shall this Agreement or any other Transactional Agreement make any party hereto an employee or agent, legal or otherwise, of the other parties for any purposes whatsoever. This Agreement does not create or constitute, and shall not be construed as creating or constituting, a voting trust agreement under the Delaware General Corporation Law or any other applicable corporation law. None of the parties to this Agreement or any other Transactional Agreement is authorized to make any statements or representations on behalf of any other party or in any way to obligate any other party, except as expressly authorized in writing by the other parties. Anything in this Agreement or any other Transactional Agreement to the contrary notwithstanding, no party hereto or thereto shall assume nor shall be liable for any liabilities or obligations of the other parties, whether past, present or future.

          9.12 NOTICES.

     All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) seven (7) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) two (2) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties hereto at the respective addresses set forth below, or as notified by such party from time to time at least ten (10) days prior to the effectiveness of such notice:

          if to the Purchaser:                    Nippon Telegraph and Telephone
                                                  Corporation
                                                  Teruo Hamano NTT

                                                  Shinagawa-TWINS ANNEX
                                                  9-1 Konan, 1 Chome
                                                  Minato-ku
                                                  Tokyo, 108-8019
                                                  JAPAN

          with a copy to:                         NTT America, Inc.
                                                  700 East El Camino Real,
                                                    Suite 200
                                                  Mountain View, CA 94040
                                                  Attention:  Noriyoshi Osumi
                                                  Facsimile:  (650) 940-6556

          and a copy to:                          Skadden, Arps, Slate, Meagher
                                                  & Flom
                                                  525 University Avenue
                                                  Palo Alto, CA  94301
                                                  Attention: Kenton J. King
                                                  Facsimile: (650) 470-4570

          if to the Company:                      Commerce One, Inc.
                                                  1600 Riviera Avenue
                                                  Walnut Creek, California 94596
                                                  Attention:  Robert M. Tarkoff,
                                                              Esq.
                                                  Facsimile: (925) 941-6066

          with a copy to:                         Wilson Sonsini Goodrich &
                                                    Rosati
                                                  650 Page Mill Road
                                                  Palo Alto, California 94304
                                                  Attention:  David J. Segre,
                                                              Esq.
                                                  Facsimile:  (650) 493-6911

          9.13 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


PURCHASER:                         Nippon Telegraph and Telephone Corporation

                                   By:/s/ Mamoru Ishida
                                      ----------------------------------
                                   Name: Mamoru Ishida
                                   Title: Senior Vice President

COMPANY:                           Commerce One, Inc.

                                   By: /s/ Robert M. Tarkoff
                                      ----------------------------------
                                   Name: Robert M. Tarkoff
                                   Title: Vice President & General Counsel